UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)
November 6, 2007
US Airways Group, Inc.
(Exact Name of Registrant as specified in its charter)

Delaware	1-8444	54-1194634
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant’s telephone number, including area code)
US Airways, Inc.
(Exact Name of Registrant as specified in its charter)

Delaware	1-8442	53-0218143
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
EX-99.1

ITEM 7.01. REGULATION FD DISCLOSURE.
     From November 6 through November 9, 2007, US Airways Group, Inc. (the “Company”) intends to provide a series of presentations to investors regarding information relating to its financial and operational outlook for 2007. The investor presentation is located on the Company’s website at www.usairways.com under “Investor Relations.” The presentation is furnished as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.
Date: November 5, 2007	By:	/s/ Janet Dhillon
Janet Dhillon
Senior Vice President and General Counsel

US Airways, Inc.
Date: November 5, 2007	By:	/s/ Janet Dhillon
Janet Dhillon
Senior Vice President and General Counsel